CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Agnes Mullady, Principal Executive Officer and Principal Financial Officer of The Gabelli Healthcare & Wellness(Rx) Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 31, 2007                 /s/ Agnes Mullady
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                                         Agnes Mullady,
                                         Principal Executive Officer and
                                         Principal Financial Officer